Exhibit 99.1

electrabrain.ai

Disclaimer 2 About this Presentation This investor presentation (this "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the "Business Combination") between Electra Vehicles, Inc. (the "Company") and Iron Horse Acquisition II Corp. ("IRHO") and related transactions and for no other purpose. The information contained herein does not purport to be all-inclusive and none of IRHO, the Company or their respective representatives or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. 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In some cases, you can identify forward-looking statements by terminology such as "pro forma", "may", "should", "could", "might", "plan", "possible", "project", "strive", "budget", "forecast", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, the ability of the Company to grow and manage growth, maintain relationships with customers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company's estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products and services. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward- looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward- looking statements.

Disclaimer (cont'd) 3 Financial Information The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed relating to the Business Combination and the proxy statement/prospectus contained therein. Industry and Market Data In this Presentation, the Company relies on and refer to certain information and statistics obtained from third-party sources which the Company believes to be reliable. The Company has not independently verified the accuracy or completeness of any such third-party information. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Important Information for Investors and Stockholders This Presentation relates to a proposed transaction between IRHO and the Company. This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Business Combination will be submitted to shareholders of IRHO for their consideration. IRHO and the Company intend to jointly file a registration statement on Form S-4 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC"), which will include a preliminary proxy statement/prospectus (a "Proxy Statement/Prospectus"). A definitive Proxy Statement/Prospectus will be mailed to IRHO's shareholders as of a record date to be established for voting on the Business Combination and other proposals. IRHO may also file other relevant documents regarding the Business Combination with the SEC. IRHO's shareholders and other interested persons are advised to read, once available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with IRHO's solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about IRHO, the Company and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive Proxy Statement/Prospectus, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by IRHO, without charge, at the SEC's website located at www.sec.gov or by directing a request to: IRHO's Chief Executive Officer at 851 Broken Sound Parkway NW, Suite 230, Boca Raton, FL 33487. Participants in the Solicitation IRHO and the Company and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Business Combination under the rules of the SEC. Information about (i) the directors and executive officers of IRHO is set forth in the IRHO Annual Report on Form 10-K for the year ended November 30, 2025, which was filed with the SEC on February 13, 2026, and (ii) a description of the interests of the directors and executive officers of IRHO and the Company, and the Business Combination, will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, which documents can be obtained free of charge from the sources indicated above. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

ELECTRA AI's Mission To make every battery safer, last longer, and deliver more usable energy at scale ELECTRA AI applies AI-driven battery intelligence to predict faults, extend lifespan, and optimize performance across all battery-powered systems AI-Intelligence for Every Battery System 4 Electric Propulsion EV's, Robots & Drones Energy Infrastructure Grid-Scale Energy Storage (BESS) Data Centers AI Infrastructure & Critical Power Systems Aerospace Systems Satellites & Orbital Infrastructure

Today's Speakers Former principal investigator DOE, DOD, NASA; Former Director of R&D for novel energy storage systems. Former SPAC CEO; Founder of Bengochea Capital; background in Sony Global Business Development and corporate law. Extensive experience in C-Suite, general management, sales/BD, product, and operations in scaling several startups. 30+ years advising and operating growth-stage companies; public company board member; CPA background. Fabrizio Martini CEO & Co-Founder ELECTRA AI Jose Bengochea CEO & Chairman Iron Horse II Nick Chakalos President & CFO ELECTRA AI William Caragol CFO & Director Iron Horse II 5

ELECTRA AI at a Glance Tech Transfer Startup NVIDIA Inception Program Startup 70%+ Expected Contribution Margin 5.3 TWh Pipeline Issued and Pending 1 GWh Batteries Controlled 20 Patents Technical Partners Additional Key Investors Large and Strategic Investors Large Customers 6

Investment Highlights 7 Origin Story with Substantial IP Moats Proprietary battery intelligence platform rooted in mission-critical, space-derived research, supported by 20 issued & pending patents covering core algorithms and creating durable competitive barriers Scalable, Asset-Light Platform Across All Battery Chemistries Software (cloud + embedded) architecture that is hardware-agnostic, enabling rapid deployment across energy infrastructure, mobility, and advanced battery applications Proven Operational & Financial ROI Across Battery Use Cases Extends battery life to increase revenue generation, reduces capex through optimized battery utilization and sizing, and enables real-time monitoring & control to improve operational and financial ROI Large, Visible Growth Pipeline 5.3 TWh pipeline converting into multi-year, recurring software revenue streams across global battery markets Expanding into Large, High-Growth Battery End Markets Scaling from core BESS & EV deployments into high-margin data centers, robotics, drones, and aerospace & space systems - with 1 GWh of Electra-enabled BESS validated and ready for deployment

BUSINESS OVERVIEW

Catastrophic Failures Reduced Asset Lifespan Asset Value Erosion 30% Cost Increase from Failures From unplanned failures & reactive maintenance across battery systems 3-5 Years of Lost Asset Life Due to inefficient usage, unmanaged degradation & lack of adaptive control 15% ROI Lost Due to limited visibility, static management systems, & hidden degradation Recent Global Battery Infrastructure Failures World's Largest Battery Plant Fire Moss Landing, California (USA) Explosive battery blaze in South Korea 'paralyzes' vital government services Daejeon (South Korea) McMicken BESS Explosion and Fire (Thermal Runaway Incident) Arizona (USA) Large-Scale BESS Fire at Thurrock Project (300MW Site) Essex, United Kingdom The Problem: Systemic Challenges Across Battery Infrastructure 9 These challenges compound across energy, data centers, mobility, and mission-critical battery systems

Our Solution: AI-Driven Battery Intelligence Platform Improves Safety, Extends Lifespan, and Maximizes Battery Value Across All Deployments Impact Reduce Downtime and Predict Failures Extend Battery Life Enhance Safety and Reliability Simplify Compliance (Battery Passport) Maximize Revenue & Battery ROI ELECTRA AI combines AI, machine learning and physics-based modeling to continuously monitor, predict, and optimize battery performance in real time Key benefits Adaptive Learning & Intelligent Modeling: Continuously improves using real-world data to predict battery aging, degradation, performance and failure risk Chemistry-Agnostic Platform: Works across LFP, NMC, solid-state, and emerging battery chemistries at scale Cloud + Embedded Intelligence: Runs both in the cloud and directly on the battery for real-time, adaptive optimization 10

ELECTRA AI's Products: EVE-Ai Software & Embedded Solutions AI-driven Battery Intelligence Across Scalable and Mission-critical Systems 1.5 Billion+ Battery Data Points Processed 4 Million+ Lines of Code 10,000+ Model Parameters Tracked 20 Patents Issued & Pending Software and Cloud Solution Embedded Solution Battery Fleet Analytics • Monitor & optimize battery assets using AI-driven analytics & automation across large-scale & mission-critical deployments • Predict degradation, failures, and performance risk to enable proactive maintenance • Provide insight into increasing battery life to drive more revenue for energy infrastructure use cases 360 Adaptive Controls • Software embedded into battery management system (BMS) for real-time, self-optimizing battery performance • Edge intelligence enables real-time decision making by interpreting signals from sensors, microcontrollers, & actuators in high- reliability, resource-constrained environments Business Model • Subscription or per KWh pricing • Expected 75%+ contribution margins • SaaS-based recurring model • Per-unit pricing • Expected 70%+ contribution margins • Subscription (SaaS) Business Model

How ELECTRA AI Unleashes Battery Performance & Economics AI-driven Intelligence Powering Smarter, Safer, and More Efficient Battery Systems at Scale Advanced State of Health (SoH), State of Charge (SoC) & Remaining Useful Life (RUL) modeling to predict degradation and extend battery lifespan Real-time performance monitoring and intelligent alerts beyond standard BMS for deeper operational asset visibility AI-driven optimization to maximize revenue, improve efficiency, & reduce degradation cost per cycle Early fault, failure and explosion probability detection to minimize downtime, operational costs & safety risks, using advanced models, passive & active controls Data-driven insights for predictive maintenance, smarter capex planning & accessing actionable insights to optimize battery performance Advanced Modelling, Predictive Degradation Performance Benchmarking Maximize Revenue, Minimize Costs Proactive Safety, Minimize Risks Informed Decisions, Smarter Planning 12

ELECTRA AI in Action: Battery Intelligence Across High-Value Applications

One Platform Powering Performance, Safety, and ROI Across High-value Battery Systems

Data Centers (AI Infrastructure)

High-density GPU racks create volatile power profiles

Detects early stress signatures before they escalate into outages

Maintains continuity for mission-critical compute & AI training environments

Resilient uptime for critical infrastructure

Autonomous Systems (Robotics, Drones & Aerospace)

Autonomous systems depend on accurate, real-time energy awareness

Unifies robotics, drones, and aerospace systems into a single operational intelligence layer

Enhances mission planning, endurance, & reliability in complex & mission-critical environments

Increased mission duration + operational confidence

One platform

Multiple verticals

Consistent outcomes

BESS (Grid-Scale Energy Storage)

Revenue depends on precise cycling across fluctuating grid conditions

Optimizes charge/discharge to capture arbitrage & grid services value

Extends asset life while maximizing lifetime energy throughput

Monetization optimization + extended asset value

EV Fleets & Mobility

Performance varies based on driving behavior & environmental conditions

Translates real-world usage into precise range forecasting & battery insights

Improves vehicle availability & reduces unplanned service events

Lower operating costs + improved fleet utilization

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Case Studies

Real-World Results Across Mobility, Energy, and Infrastructure

EV-Fleet Managers
Optimization & Cost Reduction



Embedded EVE-Ai into Tesla Cybertruck to validate real-world performance, efficiency & battery utilization

+30% Battery Life

+20% Range Extension

$1,000
saved per year on 15k miles

BESS Operators
Optimization & Revenue Uplift



Deployed EVE-Ai to improve uptime, extend asset life, & increase lifetime revenue

+3 Year Asset Life

+15% Annual ROI

40%
saved per year on 15k miles

Automotive OEMs
Precision & Performance Validation



Integrated EVE-Ai into production-grade BMS to validate real-world accuracy & system performance

State of Charge and State of Health
< 1% error
Vs industry standard: 5% with peaks of 25%

State of Power
< 5% error
Vs industry standard of 9%-15%

Prediction Faults
Up to 3 Months in Advance
Vs industry standard of: No prediction

ELECTRA 14

Selected Customer Engagements Engaged with Leading OEMs, Energy Operators, and Fleet Providers Across Pilot and Commercial Programs Strategic Customer Engagements Underway Mobility • Energy • Infrastructure • Autonomous & Mission-Critical Systems 15

Features and IP Moat Patented EVE-Ai Platform Spanning Cloud Analytics and Embedded Controls 16 20 Patents Issued & Pending | Global Filings Full-stack IP across cloud and embedded layers - driving data scale, deep integration, and long-term defensibility EVE-Ai Cloud - Fleet Analytics EVE-Ai Embedded - Adaptive Controls Chemistry-Agnostic Platform SoH, SoC, SoP estimation and degradation tracking Fault Detection & Risk Analytics Early Anomaly detection and predictive maintenance System Level Optimization Fleet-wide insights and performance optimization across assets Multi-System Energy Control Optimization across complex, multi-battery architectures Smart Charging & Performance Optimization Maximizes lifetime, efficiency, and revenue generation Adaptive BMS Software Real-time control and updates based on system behavior Creates a Scalable Data Moat & SaaS Platform Enables Deep Integration & High Switching Costs

Owning the Battery Intelligence Stack One of the Few Platforms Delivering Full-stack Battery Intelligence Battery Analytics Landscape n ≈ 17-20 System Visibility & Monitoring n ≈ 16 Optimization n ≈ 10 Unified AI + Control Platform n=3 Data visibility + Dashboards Optimization & Controls Hybrid AI (Physics + ML) Across Multiple Verticals 17

Why ELECTRA AI? The Intelligent Layer for Batteries - Driving Performance, Lifespan, and Value Across Industries Business Impact Technology Advantage What we deliver How we win 18 Unlock peak battery performance in real-world conditions Hardware-agnostic across battery platforms Extend battery life beyond standard limits Adaptive across chemistries and use cases Maximize lifetime value of every battery asset Combines physics-based modeling with AI Continuously improves through real-world deployment data Scale across mobility, energy, infrastructure, and mission-critical systems

FINANCIAL OVERVIEW

Use of Proceeds Core Platform Built — Capital Accelerates Expansion Across Large, High-growth Verticals Private Capital SPAC Proceeds 20 Expand Within Existing Verticals • BESS (grid-scale energy storage) • Data centers (AI infrastructure) • EV fleets & mobility Penetrate New Verticals • Robotics & drones (autonomous systems) • Aerospace & mission-critical battery systems Strengthen Platform Leadership & Defensibility • Accelerate Product Innovation & deployment scale • Expand proprietary data moat across battery systems • Execute targeted, high-impact M&A

Illustrative Customer Unit Economics

Blended Software (Cloud + Embedded) Model Drives Revenue Expansion Per Customer

Current Contract (Baseline)

per average customer deployment

BESS	**1 MWh**
E-mobility	**1K assets**
Cloud	**$3.0K/yr · 3 yrs**
Embedded	**$13K/yr · 8 yrs**

Contract Structure (Cloud vs Embedded)

per average customer deployment

Embedded drives ~11.6x higher contract value vs cloud-only

Longer duration + deeper integration = higher LTV



Cloud
3 yrs
Embedded
8 yrs

Embedded integration increases switching costs and lifetime value over time

Scaled Contract (Target State)

per average customer deployment

Higher scale + embedded mix = expanding revenue and margin per customer

BESS	**100 MWh**
E-mobility	**50K assets**
Gross margin	**70-75%**
Sales cycle	**3–18 months**

Markets	BESS	E-mobility	Robotics	Data Centers

Revenue Mix Potential	**40%** Grid & Renewables	**40%** Data Centers	**20%** EV

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Pipeline Overview

Applying Blended Software (Cloud + Embedded) Economics Across a 5.3 TWh Pipeline

Stage 1: Early Pipeline (Discovery / Evaluation)

5 TWh

High-volume opportunity pipeline

Stage 2: Active Engagement (Commercial Structuring)

270 GWh

In active conversion

Stage 3: Contracted & Deploying

12.5 GWh

Revenue realization underway

5.3 TWh
Total Pipeline Opportunity

Pipeline progressing toward multi-year, embedded-integrated contracted deployments

Each GWh deployed converts into multi-year recurring revenue streams

Global Pipeline Across High-growth Battery Markets



US
CL
IT
AE
UZ
IN
TW
KR
JP

ACTIVE MARKETS

9	**5**
Countries	Regions

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ELECTRA AI's Financial Strengths

High-margin, Multi-year Recurring Model with Expanding Revenue Per Deployment

Cloud + Embedded contracts drive predictable, multi-year **recurring software revenue**

Recurring, Multi-Year Revenue

Blended deployments **increase contract value ~11.6x vs cloud-only**

Expanding Revenue per Customer

Expected **~70–75%+ contribution margins** driven by software (*cloud + embedded*) mix

High-Margin Model

No manufacturing capex – asset light, scales across existing battery infrastructure

Capital-Light Scaling

5.3 TWh pipeline converting into multi-year contracted deployments

Visible Growth Pipeline

ELECTRA 23

M&A STRATEGY

Accelerating Platform Leadership Through Selective M&A 25 Core Platform Deployed Today – Selective M&A Accelerates Scale, Integration, and Defensibility Expand Control Across the Stack (Where Strategic) Enhance integration across testing, intelligence, and embedded control layers Strengthen Long-Term Defensibility Increase switching costs through deeper system integration and embedded control Increase Revenue Per Deployment Drive higher-value, bundled software (cloud + embedded) solutions across the platform Scale Data & Model Advantage Expand proprietary datasets to continuously improve model performance & predictive accuracy Accelerate Distribution & Market Access Leverage OEM, fleet, robotics, BESS, and emerging aerospace ecosystems to scale adoption faster

Expanding Full-Stack Control: Capability Expansion Framework 26 Targeted M&A Enhances an Already Integrated Battery Intelligence Platform to Accelerate Scale Deepens platform integration, strengthens long-term defensibility, expands high-margin software & embedded revenue streams Data Creation Testing, validation, & proprietary real- world battery datasets Model Intelligence AI models, digital twins, & predictive analytics Physical Control Embedded systems, BMS, & hardware-level integration Data Distribution / Deployment Telematics, fleet connectivity, & scalable integration layers Optimization & Monetization Energy optimization, EMS, & revenue intelligence platforms Illustrative Target Areas • Energy optimization & EMS platforms • Battery modeling, testing & validation platforms • BMS infrastructure • Fleet / telematics infrastructure

Disciplined Capital Deployment Roadmap (5-Year Horizon) 27 Phased M&A Aligned with Platform Scaling, Data Expansion, and Monetization M&A Pipeline Built in Advance to Enable Rapid, Disciplined Execution Phase 1 Phase 2 Scale Data, Distribution Expand Monetization Platform Adoption Revenue Intelligence Execution Discipline • Prioritize high-impact, integration-ready targets • Focus on increasing revenue per deployment & platform stickiness • Maintain flexibility across full acquisitions, majority stakes, & strategic minority investments Active M&A Pipeline & Execution • 15+ acquisition targets identified across the battery intelligence stack • Diligence completed, including strategic fit & valuation frameworks • Active engagement underway with select targets • Focused on assets that expand data moat & monetization

APPENDIX

Our Investors 29

EVE-Ai: Predicting Thermal Runaway Before It Happens Understanding and Predicting Thermal Runaway Mechanical Abuse • Cause: Physical damage (compression & penetration) • What Happens: Internal deformation • Detection: Pressure monitoring Electrical Abuse • Cause: Overcharge or internal short cicruit • What Happens: Rapid internal heating and instability • Detection: Electrochemical Impedance Spectroscopy (EIS), voltage and gas monitoring Thermal Abuse • Cause: Excess heat beyond safe limits • What Happens: Rapid internal heating & instability • Detection: Temperature monitoring Thermal Runaway Prediction Advantage EIS+EVE-Ai predicts thermal runaway faster than traditional methods 30

Types of Battery Faults Detected

Identify and Predict Faults Before they Become Safety-critical Events

Fault Type	Root Cause	Detection
Electrical Faults	Overcurrent, short circuits, resistance changes	Voltage drops and abnormal current behavior
Thermal Faults	Overheating from rapid cycling or poor cooling	Rising temperatures and prolonged heat exposure
Overcharge / Overdischarge	Operating outside safe voltage ranges	Voltage spikes or drops under load
Accelerated Degradation	Abnormal aging and lithium plating	Deviation from expected aging patterns
Data / Sensor Issues	Missing or noisy signals under stress	Inconsistent or unreliable data patterns

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Go-To-Market Strategy Two Complementary Growth Engines Battery Fleet Analytics (BFA) Scalable & Repeatable Growth Engine Scale, Speed, Adoption Fast Market Entry Driven by Data & Usage Expansion Adaptive Controls Embedded, High Margin Growth Engine Depth, Lock-in, Defensibility Deep Integration Drives Long Term Value ARR (SaaS Licensing) Reference Customers Data Collection Pipeline Engine PoC + ARR Fees High switching Long-term scalable revenues Next-gen battery standard Energy Infrastructure (BESS) Fleets & Mobility Asset Operators Automotive OEMs (Tier 1) Advanced Mobility & Robotics Embedded BMS Free Trial Subscription Asset Expansion PoC Joint Development Long-term Licensing 32

Current Board of Directors Fabrizio Martini CEO & Founder 14 patents, 4 World Records for energy storage system performance, Principal investigator DOE, DOD, NASA; Former Director of R&D for novel energy storage systems Marco Morchio Board Member Former Accenture Partner with 30 years in Professional Services, focused on strategy, innovation, and technology. Passionate about value-driven leadership, ethics, and purpose Jacopo Drudi Board Member Operating Partner at United Ventures which targets technology companies in fast- growing sectors where Jacopo has extensive experience in SaaS and food tech, fintech and manufacturing consumer products Niccolo' Camerana Board Observer Principal at Stellantis Ventures, bringing over 20 years of experience from the Automotive industry from the Financial, Business Development and Strategic angles Carsten Hurasky Board Observer SVP of Marketing at BlackBerry's QNX with extensive automotive experience 33

Current Board of Technical Advisors



David Mebane
Assoc. Professor of Mechanical & Aerospace Engineering
West Virginia University

Physics-Based Continuum-Level Thermodynamic And Kinetic Models



Simona Onori
Assoc. Professor of Energy Science Engineering
Stanford University

Energy Management Control And Optimization, Battery Aging Modeling; SoH; Life Prediction; Damage Degradation



Matthias Preindl
Assoc. Professor of Electrical Engineering
Columbia University

Model Predictive Control, Sensorless Control, Optimization, High-Frequency Power Electronics



Baosen Zhang
Assoc. Professor
Electrical & Computer Eng., University of Washington

Power and Energy Systems, Data Science, Robotics and Controls



David Burg
Sr Lecturer at Hemdat Academic College / Researcher, The Rockefeller University

Math & Statistical Model Development; Big Data, Complexity Theory, Multivariate Data And Statistical Analyses

ELECTRA
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